UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Event Earliest Reported): October 15, 2010

Axiologix Education Corporation

(Exact name of registrant as specified in its charter)

       Nevada                                    333-161321                            61-1585332

(State or other jurisdiction of incorporation)  (Commission File Number) (I.R.S. Employer Identification No.)

501 Scarborough Dr., Suite 308E

Egg Harbor Township, NJ 08234

(Address of principal executive offices)

(609) 646-2005

(Registrant's telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On October 15, 2010, we completed a 5-for-1 stock split whereby the holders of our common stock, $0.001 par value, received an additional four shares of common stock for each share held by them.  The record date for the stock split was October 4, 2010.

In connection with the stock split, we completed a corresponding increase the number of our authorized shares of common stock from 150 million to 750 million.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.

Description

3.1

            Certificate of Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIOLOGIX EDUCATION CORPORATION
a Nevada corporation

Date: October 15, 2010	By: /s/ John P. Daglis
Name: John P. Daglis
Title: President, Chief Executive Officer, Treasurer, Principal Accounting Officer, Chief Financial Officer and Director